ELEVENTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT
This Eleventh Amendment to Second Amended and Restated Loan and Security Agreement, dated as of May 21, 2018 (the "Amendment"), by and among RCM Technologies, Inc. and all of its subsidiaries (collectively, the "Borrowers"), Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the "Agent"), and Citizens Bank of Pennsylvania, as lender (the "Lender").
BACKGROUND
A. The Lender and the Borrowers made, executed and delivered a Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, as amended by a certain Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 22, 2011, a certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 24, 2011, a certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December, 2011, a certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2014, a certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated December 14, 2015, a certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated June 13, 2016, a certain Seventh Amendment to Second Amended and Restated Loan and Security Agreement dated March 8, 2017, a certain Eighth Amendment to Second Amended and Restated Loan and Security Agreement dated November 6, 2017, a certain Ninth Amendment to Second Amended and Restated Loan Agreement dated December 8, 2017, and a certain Tenth Amendment to Second Amended and Restated Loan and Security Agreement dated February 14, 2018 (collectively, the "Original Loan and Security Agreement").

B. In connection with the Original Loan and Security Agreement, the Borrowers executed and delivered an Ninth Amended and Restated Revolving Credit Note payable to the order of the Lender, dated February 14, 2018 in the original principal amount of $40,000,000.00 (the "Restated Credit Note").
C. As security for (a) the punctual performance in full by the Borrowers of their obligations under the Loan Documents (as such term is defined in the Original Loan and Security Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, and (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrowers to the Agent or the Lenders, in each case whether presently existing or hereafter arising (collectively, the "Secured Obligations"), the Borrowers granted a security interest to the Agent, for the benefit of the Lenders, in the Collateral (as such term is defined in the Original Loan and Security Agreement), pursuant to the terms and provisions of the Original Loan and Security Agreement.
D. The Borrowers have requested the Agent and Lender amend certain terms and provisions of the Original Loan and Security Agreement, and the Agent and Lender are willing to consent to such modifications upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.  Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan and Security Agreement.  This Amendment is intended to amend the Original Loan and Security Agreement, and the Original Loan and Security Agreement shall be so amended, from and as of the date hereof.

2. The Original Loan and Security Agreement shall be amended so that all references to "Agreement" contained therein shall mean the Original Loan and Security Agreement, as amended herein, and as further amended, supplemented or modified from time to time (referred to herein as the "Loan Agreement").
3. Effective May 15, 2018, the first sentence of the definition of "Applicable LIBOR Rate Margin" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Applicable LIBOR Rate Margin – The amount to be added to the applicable LIBOR Rate or Daily LIBOR Rate to determine the applicable LIBOR Based Rate or Daily LIBOR Based Rate for all amounts outstanding under the Loans which bear interest at the LIBOR Based Rate or Daily LIBOR Rate, which amount shall be determined in accordance with the ratio of the Borrower's Total Funded Debt to EBITDA as set forth in the following matrix:
Tier	Total Funded Debt to EBITDA	Applicable LIBOR Rate Margin
IV	≥ 2.50x	200 b.p.
III	≥ 2.25x but < 2.50x	175 b.p.
II	≥ 1.25x but < 2.25x	150 b.p.
I	< 1.25x	125 b.p.

4. Effective May 15, 2018, the first sentence of the definition of "Applicable Prime Rate Margin" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Applicable Prime Rate Margin – The amount to be added to the applicable Prime Rate to determine the applicable Prime Based Rate for all amounts outstanding under the Loans which bear interest at the Prime Based Rate, which amount shall be determined in accordance with the ratio of the Borrower's Total Funded Debt to EBITDA as set forth in the following matrix:

Tier	Total Funded Debt to EBITDA	Applicable Prime Rate Margin
IV	≥ 2.50x	25 b.p.
III	≥ 2.25x but < 2.50x	0 b.p.
II	≥ 1.25x but < 2.25x	0 b.p.
I	< 1.25x	0 b.p.

5. Effective May 15, 2018, the first sentence of the definition of "Letter of Credit Applicable Margin" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Letter of Credit Applicable Margin: - The amount determined in accordance with the ratio of the Borrower's Total Funded Debt to EBITDA as set forth in the following matrix:
Tier	Total Funded Debt to EBITDA	Letter of Credit Applicable Margin
IV	≥ 2.50x	2.00% per annum
III	≥ 2.25x but < 2.50x	1.75% per annum
II	≥ 1.25x but < 2.25x	1.50% per annum
I	< 1.25x	1.25% per annum

6. Effective May 15, 2018, the first sentence of Section 2.5(b) of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

(b) Unused Line Fee.  So long as the Revolving Credit Facility is outstanding and has not been terminated pursuant to the terms hereof, the Borrower shall unconditionally pay to the Agent, for the benefit of the Lenders in accordance with their Pro Rata Percentages, a non-refundable fee (the "Unused Line Fee"), on the Borrower's financial condition, tested quarterly, as follows:
Tier	Total Funded Debt to EBITDA	Unused Line Fee
IV	≥ 2.50x	20.0 b.p.
III	≥ 2.25x but < 2.50x	15.0 b.p.
II	≥ 1.25x but < 2.25x	12.5 b.p.
I	< 1.25x	10.0 b.p.

7. Pursuant to the terms of the Original Loan and Security Agreement, as amended herein, the Borrowers have provided to the Agent, for the benefit of the Lender, as security for the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrowers under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrowers to Agent or the Lender, a first priority, perfected security interest in the Collateral.  Each Borrower hereby ratifies and confirms the liens and security interests granted under the Original Loan and Security Agreement, and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of any Borrower under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by any Borrower to the Agent or the Lender, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the amendments to the Original Loan and Security Agreement, as set forth herein.  Each Borrower acknowledges that the outstanding principal amount of the Restated Credit Note is due and owing without any claim, defense or set-off.
8. All representations, warranties and covenants of the Borrowers contained in the Original Loan and Security Agreement, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.  All representations, warranties and covenants of the Borrowers, whether hereunder, or contained in the Original Loan and Security Agreement, shall remain in full force and effect until all amounts due under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note and each other Loan Document, are satisfied in full.

9. Except as modified by the terms hereof, all terms, provisions and conditions of the Original Loan and Security Agreement, and each other Loan Document, are in full force and effect, and are hereby incorporated by reference as if set forth herein.  This Amendment and the Original Loan and Security Agreement shall be deemed as complementing and not restricting the Agent's or any Lender's rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment, and any provision of the Original Loan and Security Agreement, the terms and provisions of this Amendment shall control and prevail.
10. Each Borrower hereby represents, warrants and certifies to the Agent and the Lender that no Event of Default or Unmatured Event of Default has occurred and/or is presently existing under the Loan Documents.
11. Effectiveness.  This Amendment shall be effective upon the execution of this Amendment by all parties hereto.
12. Miscellaneous.  This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.

13. WAIVER OF JURY TRIAL.  EACH BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE AGENT OR THE LENDER WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.
14. Reimbursement of Costs.  The Borrowers hereby jointly and severally  agree that they will pay, or cause to be paid or reimburse the Agent and the Lender for, all of costs and expenses incurred by them in connection with this Amendment, including without limitation the fees of their legal counsel.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 21st day of May, 2018.

BORROWERS:	RCM TECHNOLOGIES, INC.
	By:	/s/ Kevin D. Miller
Name: Kevin Miller
Title: Chief Financial Officer and Secretary
RCM TECHNOLOGIES (USA), INC.
	By:	/s/ Kevin D. Miller
Name: Kevin Miller
Title: Chief Financial Officer and Secretary
PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
	By:	/s/ Kevin D. Miller
Name: Kevin Miller
Title: Chief Financial Officer and Secretary
RCMT DELAWARE, INC.
	By:	/s/ Kevin D. Miller
Name: Kevin Miller
Title: Chief Financial Officer and Secretary
RCM TECHNOLOGIES CANADA CORP.
	By:	/s/ Kevin D. Miller
Name: Kevin Miller
Title: Chief Financial Officer and Secretary
RCMT EUROPE HOLDINGS, INC.
	By:	/s/ Kevin D. Miller
Name: Kevin Miller
Title: Chief Financial Officer and Secretary

AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent and Arranger
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP
LENDER:	CITIZENS BANK OF PENNSYLVANIA, as Lender
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP